Sprout Social Investor Day 2023 1

Video 2

Jason Rechel VP, Investor Relations & Corporate Development He/him/his 3

Disclaimers Forward-Looking Statements This presentation and the accompanying oral commentary contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “intend,” “may,” “might” “outlook,” “path,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth opportunities and strategy, expectations concerning our 2023 third quarter performance, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our path to $1 billion in annual subscription revenue, our long-term and medium-term, including 2028, forecasts, models, multi-year accelerants, and frameworks, our plans and objectives for future operations, growth, initiatives or strategies, including our investments in acquisitions and research and development, and other statements that are not historical fact. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: our rapid growth and limited history with our current pricing and platform features makes it difficult to evaluate our prospects and future operating results; we may not be able to sustain our revenue and customer growth rate in the future; price increases have and may continue to negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, higher interest rates, the impacts of current and future potential bank failures, and geopolitical impacts of Russia’s invasion of Ukraine, could adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; and changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 22, 2023, as supplemented by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on August 4, 2023, as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the ongoing and current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. In addition, statements such as "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this report. While we believe such information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. The information concerning our expected 2023 third quarter performance is preliminary and based upon information available to management as of the date of this presentation. The Company’s actual results may differ from these results due to final adjustments and developments that may arise or information that may become available between now and the time the Company’s financial results for third quarter are finalized. Accordingly, undue reliance should not be placed on this preliminary information. Use of Non-GAAP Financial Measures We have provided in this presentation certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included at the end of this presentation, and investors are encouraged to review these reconciliations. The Company cannot provide reconciliations between its forecasted non-GAAP measures and the most comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Customer Metrics and Market Data This presentation includes useful customer metrics and other data, which are defined at the back of this presentation. Unless otherwise noted, information in this presentation concerning our industry, including industry statistics and forecasts, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Projections, forecasts, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors. We have not independently verified the accuracy or completeness of the information provided by independent industry and research organizations, other third parties or other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 4

Welcome & agenda Our next great growth chapter Justyn Howard, Founder and CEO Defining a category Jamie Gilpin, CMO MJ Jordan, VP Field & Enterprise Marketing Ryan Barretto, President Platform vision Aaron Rankin, Founder and CTO Alan Boyce, SVP Engineering Building an iconic SaaS company Joe Del Preto, CFO Q&A and networking 5

Our next great growth chapter 6

Justyn Howard Co-Founder and CEO He/him/his 7

Sprout has transformed since IPO 2019 2023 2019 2023 <$100M >$350M* Data marked (*) is current through September 27, 2023 All other data is as of June 30, 2019 or 2023, as applicable. <$5k 105 $31M 593 (11%) >$10k* 1,119 >$200M 1,253 8% RPO Employees FCF Margin ARR Avg ACV >$50K ARR customers 8

Post IPO milestones Track record of consistent outperformance Faster growth at $300M ARR vs. $100M ARR 10 straight quarters of positive FCF Further strengthened a world-class culture Landmark partnership with Salesforce Acquired AI leader Repustate and IM leader Tagger Extended industry product leadership Premium products accelerated to nearly $100M ARR >2,000bps FCF margin improvement 9

90% <5% Executives agree: social will soon become their primary channel for connecting with customers Have adopted a social media management platform / 10

Social is maturing—and transforming the entire customer journey. ProductInfluenceMarketing Sales Success Support Strategy Social is strategic to every business Social media marketer Social team 11

Recent examples of transformation $650k ACV, $1.3M TCV Social Center of Excellence $800k ACV, $2.2M TCV Expansion $6k ACV to $120k ACV Expansion $600k ACV, $1.9M TCV New Business 12

Market evolution Customer lifecycle 13

Analytics Engagement Listening Influencer Marketing Publishing Advocacy The #1 customer-rated platform Reporting 14

Premium products accelerating >$91M ARR 47% 2-year CAGR 15

Tagger has massive potential >$100M ARR Multi-year accelerant 16

Our next great growth chapter Business accelerators on our path >$1B Improved pricing & packaging Service Cloud strategic partnership Premium module acceleration Influencer marketing convergence Accelerating industry maturity Enterprise leadership 17

Defining a category 18

The future of social 19

MJ Jordan VP, Enterprise and Field Marketing She/her/hers Jamie Gilpin CMO She/her/hers 20

21

How we’ll get there, and why $1B is just the start. Our path >$1B 22

Ryan Barretto President He/him/his 23

Expanding partner ecosystem Platform leadership Winning culture Expanded global distribution Bigger customers, accelerated ACVs Loyal customer community Our path >$1B 24

Exceptional product 2022, 2021, 2020, 2018 & 2017 Exceptional culture Ease of use Admin Product Direction Support Performance & Reliability Ease of setup 8.9 8.8 8.9 8.7 8.7 8.8 A 8.4 8.5 7.7 8.0 8.5 8.4 B 7.3 7.3 8.4 7.5 7.5 7.1 C 7.4 7.3 8.0 7.8 8.2 6.6 25

We’re the #3 ranked company on G2. And #1 in 138 categories, including: Social Customer Service Social Media Analytics Social Media Management Social Media Suites Social Media Monitoring Best Results for Enterprise Customers 26

Influencer marketing, too 27

World-class customer success Approachable software Hands on keyboard Speed of innovation Scalability Expanding use cases 28

>6:1 LTV/CAC Unit economics Mid-market & enterprise leadership. Picking our spots in SMB & agency. Segment focus 30-45 day initial sales cycle. Built to solve more customer challenges over time. Land and expand GTM built to scale 29

Disruptive and durable GTM model Brand Event marketing Customer marketing OutboundInbound Sales development Partnerships Biz dev Content Community Inbound trials Demand generation 30

Accelerating our outbound marketing & sales motion in enterprise Enterprise Outbound customers likely land with greater seats, and more premium products Larger land sizes Leading with our trial remains highly disruptive, especially in enterprise Trial-led Evolving upmarket 31

Delivering differentiated value 32

Large customers landing larger The ACV of the top 10% of new Sprout customers in each period $30K $20K $10K $40K $50K 33

And growing faster $60K $40K $20K $30K $50K The ACV of the top 10% of all Sprout customers 34

International upside is early 35

Network partners Tech partners System IntegratorsAgencies Referrers / Affiliates Resellers 36

Omnichannel care is the future stateThis is only the beginning! Social Studio The defining social platform for ANY Salesforce customer 37

Omnichannel care is the future state 83% 30% of customers expect to interact with someone immediately upon contact of brands have adopted processes and tools to engage with customers on social However, only Source: Salesforce State of Service, 5th Edition, 2022 Source: Sprout Social Index, 19th Edition, 2023 38

Casey’s delivers world-class customer care with Sprout & Salesforce Results achieved: “The integration has been a game-changer. It’s opened a floodgate of communication right within the tool between our social and Guest Relations Teams.” 90% Faster response time 10x Improvement in cross-functional communication Eliminated customer message backlog for the first time in 5 years. Social Media Manager Jasmine Riedemann 39

The Sprout community of more than 10,000 members accelerates our brand leadership. Scan the QR code to sign up z 40

Winning our TAM where it matters Strategic Enterprise Enterprise Mid-market Social-first SMB & Agency Enterprise +40% CAGR SMB Social-first +10% CAGR Mid-market +40% CAGR >$120B >25% CAGR 41

We’re defining our market Platform leadership Winning culture Expanding partner ecosystem Expanded global distribution Bigger customers, accelerated ACVs Loyal customer community 42

Platform vision 43

Aaron Rankin Co-Founder and CTO He/him/his 44

We start with the customer Obsess over workflows Solve for scale We build product differently 45

Scalable and sustainable innovation Network evolution Consumer preference evolution Rapidly evolving Sprout feature set Business workflow penetration 40+ Product Squads 46

Democratizing social 96% of leaders: social strategies involve greater collaboration Marketing Care & Success Strategy Commerce 47

Social: becoming the source of truth Product-led features and design Marketing Care & Success Strategy Commerce 48

Publishing AI at our coreElegant single codebase Enterprise-grade security & permissions Reporting Advocacy Engagement Listening One intuitive platform Exponential data volume growth 49

Roles & teams Speed & Excellence D at a vo lu m e Opportunity Leading edge of social 50

It takes more than a village D at a vo lu m e Roles & teams Speed & Excellence AI assist 51 of social marketers agree AI has already had a positive impact on their work 81% 52

Alan Boyce SVP, Engineering He/him/his 53

AI delivers better product efficacy and more rapid innovation 54

Brand voice AI adoption Security AI adoption will require authenticity and risk mitigation 55

Customer scale Data scale Time spent Sprout AI We’re in the pole position for AI to strengthen core features 56

Self-improving AI model Conversation Scale Customer Care Data Scale Customer Scale 57

Publishing Engagement ReportingListening Global Tagger integration Growth UI Systems Mobile Infrastructure AI/ML Tagger 58

Complete view of the customer Unlock the full potential of social Differentiated technical architecture The future is social 59

Joe Del Preto Chief Financial Officer He/him/his 60

Financial overview 61

The future of Sprout is here. 62

Q3 update >$350M ARR Broad enterprise strength and early Tagger upside 63

An iconic software company. Proving to be an all-weather performer. 64

2028 >$1B Annual subscription revenue 65

Prior 2025 TAM forecast Enterprise +25% CAGR SMB +20% CAGR Mid Market +45% CAGR >$100B >20% CAGR 66

2025 TAM forecast update Enterprise +40% CAGR SMB Social-first +10% CAGR Mid Market +40% CAGR >$120B >25% CAGR 67

2023 social SAM revision >$55B >$44B (2021 SAM) 68

Influencer marketing SAM Enterprise +50% CAGR SMB Digital native brands Mid Market +50% CAGR >$10B >50% forward CAGR 69

TAM Unlocks Seat Expansion Workflow expansion Social is strategic to every business Market expansion 70

ACV a durable driver of growth Total Sprout customer average ACV 71

Multi-year ACV growth is accelerating Year-over-year ACV growth rate 72

Led by accelerating high end ACV The ACV of the top 10% of all Sprout customers 73

Premium attach rates are accelerating Percent of total customers that are subscribers of one or more premium products 74

Full suite adoption is early Percent of total customers that are subscribers of two or more premium products 75

Tagger 2028 >$100M ARR Further accelerant to our platform opportunity 76

Well positioned for expanding use cases Total number of >$10k ACV customers Total number of >$50k ACV customers 77

Mid-market & Enterprise Mix Accelerating Mid-market & enterprise ARR as a percent of total ARR 78

Durable upmarket momentum >50% RPO Growth 11 consecutive quarters 79

Building to future NDR upside 2022 Actual NDR NDR Target MM & Ent 2022 Actual >120%>120% Bigger problems High end mix Annual contracts 109% 600 bps 400 bps >100 bps 80

2028 >$200M Annual FCF 81

And margin upside 2023* 2028 Target Long term >25% >20% R&D S&M G&A Gross margin 0.4% >900 bps 800 bps >300 bps *Prior 2023 Non-GAAP operating margin guidance (as of 8/3/23) 82

Not a priority. We will continue to disclose, but it should not be your focus. This proxy is confusing and steals focus from our upmarket acceleration. Non-core is small and going to zero. Our investments are aligned towards our future. KPIs that distract from our strategy Total customer count Core/non-core >$2k and <$2k 83

Medium term framework Industry leading, durable growth 2028 Subscription Revenue >$1B 2028 Non-GAAP Operating Margin >20% 2028 FCF Margin 20-22% Assumes no future M&A 84

Long term forecast update New Old Revenue | ARR Durable Growth Durable Growth Non-GAAP Gross Margin 80-82% 78-81% Non-GAAP Operating Margin >25% >25% FCF Margin >30% >30% Assumes no future M&A 85

Final thoughts 86

Our next great growth chapter Delivering & creating value as we climb past $1B 87

Executive Q&A 88

Thank you! 89

Financial appendix 90

Financial appendix 91

Data and financial disclaimers appendix Unless otherwise stated or noted throughout this presentation, all financial data is as of 6/30/2023. Slide 8 (and slide 63). References to current ARR and current customer data include the August 2023 acquisition of Tagger Media. Slide 9. Sprout Social Y/Y ARR growth rate was 30% in the quarter during which Sprout passed $300M ARR and was 29% in the quarter during which Sprout passed $100M ARR. Slide 9. Greater than 2,000bps Non-GAAP operating margin improvement was achieved between Q2 2019 and Q2 2023. Slide 14. Number one customer rated platform according to G2, as of September 18, 2023. Slide 15. Premium products defined as Social Listening, Premium Analytics and Social Advocacy. 2-year compound annual growth rate measured between 6/30/21 and 6/30/23. Slide 16 (and 76). Tagger $100M ARR potential sized as a function of the estimated attach rate to Sprout customers multiplied by Tagger ACV. Slide 25. G2 product ratings as of September 15, 2023. Slide 26. G2 product awards and category rankings as of Fall 2023 report; September 18, 2023. Slide 29. LTV:CAC calculated as of 12/31/2022. Slide 41. We calculated our >$120B Total Addressable Market estimate as follows: (i) utilized data from The US SBA, The US Census Bureau, The OECD and Statista to estimate the total number of businesses in the United States and globally in each of our served market segments (Enterprise, Mid-Market, SMB); (ii) utilized internal data and third party estimates to estimate of the number of such businesses that require a social media management platform (the “Target Businesses”); (iii) calculated the average of our ACV and our estimate of our direct competitors’ ACVs in each segment; and (iv) multiplied the estimated average segment ACVs by the estimated number of Target Businesses in each applicable segment to calculate our current 2023 TAM. We then used internal estimates informed by research from the Harris Poll to determine the projected business presence on social media in 2025 that will require a social media management platform, multiplied by our internal projected average segment ACVs in 2025 for Sprout Social and its direct competitors in the applicable segment. Slide 41 (and 66, 67). We calculate the CAGR using the methodology above and over the two year period from 2023 - 2025. Slide 52. Source: 2023, The Sprout Social Index Edition XIX Slide 66/67. The calculation of our prior 2025 TAM estimate and our current 2025 TAM estimate uses the same calculation as noted above (Slide 41). Our revised estimate contemplates (a) higher Sprout ACVs in each business segment, (b) fewer addressable SMB customers and (c) addition of >$10B estimated influencer marketing Served Addressable Market. Slide 68 Revised with (i) updated business data, (ii) revised estimates for Target Businesses and (iii) revised ACV estimates. Slide 69 Influencer marketing SAM uses internal estimates of (i) the potential attach rate of influencer marketing software by each market segment and (ii) potential ACV of influencer marketing software in each market segment. Slide 74; Premium Module Attach Rate. We define our premium module attach rate as the percentage of all current customers that are also currently subscribers of one or more premium products. Our standalone premium products are social listening, premium analytics and social advocacy. Slide 80. From left, 2022 Actual NDR as of 12/31/2022. High end mix, bigger problems, and annual contracts are drivers to the NDR target. Mid-market and enterprise 2022 actual NDR as of 12/31/2022. Slide 84 & 85. All medium and long term margin forecasts are presented on a non-GAAP basis. 92

Annual recurring revenue (ARR). We define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Organic Revenue. Total revenue excluding the revenue impact from the 2017 acquisition of Simply Measured. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense and acquisition-related expenses. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation and acquisition-related expenses, which is often unrelated to overall operating performance. During the second quarter of 2023, we revised our definition of non-GAAP operating income (loss) to exclude acquisition-related expenses in connection with our acquisition of Tagger, Inc. Non-GAAP operating margin. We defined non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense and acquisition-related expenses. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation and acquisition-related expenses, which are often unrelated to overall operating performance. During the second quarter of 2023, we revised our definition of non-GAAP net income (loss) to exclude acquisition-related expenses in connection with our acquisition of Tagger, Inc. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense and acquisition-related expenses. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation and acquisition-related expenses, which are often unrelated to overall operating performance. During the second quarter of 2023, we revised our definition of non-GAAP net income (loss) per share to exclude acquisition-related expenses in connection with our acquisition of Tagger, Inc. Free cash flow (FCF). We define free cash flow as net cash provided by (used in) operating activities less expenditures for property and equipment. Free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after expenditures for property and equipment, is not available for strategic initiatives. Free cash flow margin (FCF Margin). We define free cash flow margin as free cash flow as a percentage of revenue. Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the organic ARR from our customers as of December 31st in the reported year by the organic ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Average Contract Value (ACV). We define ACV as the ending period total ARR divided by the ending period total customer count. LTV:CAC. We calculate the lifetime value of our customers and associated customer acquisition costs for a particular year by comparing (i) gross profit from net new organic ARR for the year divided by one minus the estimated subscription renewal rate to (ii) total sales and marketing expense incurred in the preceding year. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity. We believe that the number of customers using our platform is an indicator of our market penetration. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base 93